Exhibit 99.1

    Golden West Reports 15% Increase in Earnings Per Share, Record
          First Quarter Loan Originations and Deposit Growth

    OAKLAND, Calif.--(BUSINESS WIRE)--April 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, announced diluted earnings per share of $1.12 for the first three months of 2005, up 15% from the $0.97 reported during the same period in 2004.
    The Company also posted all-time high first quarter mortgage originations and retail savings growth. New loan volume totaled $11.2 billion, up 19% from the $9.4 billion reported one year earlier. At the same time, deposit inflows amounted to $2.6 billion, nearly four times the $657 million recorded in the first three months of 2004.
    In other news, Golden West received two separate accolades from the financial community during the first quarter. In early January, Morningstar, a leading provider of independent investment research, named the Company's Chief Executive Officers, Herbert and Marion Sandler, "2004 CEOs of the Year." Two months later, in the March 7, 2005 issue of FORTUNE magazine, Golden West was voted the nation's most admired mortgage services company.
    Opening with a discussion of the Company's loan growth, Herbert Sandler, Chairman of the Board of Golden West, reflected, "Customers continue to be attracted to the affordable payments and flexible terms offered by our primary product, the adjustable rate mortgage, or ARM. In addition, we maintained our high level of customer service, facilitating the rapid processing of mortgage applications. Our lending team took advantage of these factors and increased new loan volume 19% from the same period one year earlier." Sandler added, "The increase in our mortgage originations is noteworthy, because, according to industry estimates, total nationwide lending in the first quarter is projected to be down a bit from 2004 levels, and is substantially lower than the all-time highs experienced in 2003."
    Continuing, Sandler remarked, "The strong loan volume we generated in the first three months of 2005 easily exceeded the payoffs of existing mortgages. As a result, our loan portfolio, which is our primary earning asset, grew $4.8 billion, or at a 19% annualized rate. This growth is important, because the larger the Company's mortgage portfolio, the greater our ability to generate profits."
    Wrapping up his comments on lending results, Sandler noted, "In the first quarter, 99% of Golden West's new loan volume was monthly adjustable rate mortgages. Originating ARMs is an important part of our strategy, because the yields on these loans are responsive to changes in interest rates, thereby helping to limit the Company's earnings sensitivity when rates fluctuate."
    Adding to his discussion of the factors influencing profits, Sandler pointed out, "Some of the benefit we enjoyed from the increased size of our loan portfolio was offset by a decline in our primary spread, which is the difference between what we earn on our loans and investments and what we pay for savings and borrowings." He continued, "Short-term interest rates have more than doubled since the first quarter last year. As a result, our spread has decreased, because our liabilities, which are made up of deposits and borrowings, respond to interest rate movements a bit faster than our ARM portfolio, which is tied to indexes that lag changes in market interest rates." In the first quarter of 2005, Golden West's spread averaged 2.46%, down from 2.90% one year earlier.
    Covering a final earnings related topic, Sandler commented on the Company's general and administrative expenses (G&A). He noted, "Total G&A was up 12% from the first quarter of 2004. As you would expect, a large portion of this spending increase supported the growth in our loan portfolio." He added, "Despite the rise in G&A, our expense ratio improved significantly from the first three months of 2004 because of the Company's strong asset growth." Golden West's ratio of G&A to average assets was .82% in the first quarter of 2005, compared to .95% one year earlier.
    Switching to the topic of credit risk, Sandler explained, "One way we measure the success of our risk management is the ratio of nonperforming assets and troubled debt restructured to total assets." At March 31, 2005, Golden West's ratio was .32%, down from just .48% one year earlier. "As our percentage indicates, the Company's history of impressive loan quality continued in the first quarter."
    Concluding with a discussion of Golden West's savings activity, Sandler stated, "Customers responded enthusiastically to the promoted products and rates we offered in the first quarter. As a result, our savings balances grew $2.6 billion, surpassing the previous record for the first quarter, which was set in 2003."

    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $110 billion as of March 31, 2005. The Company has one of the most extensive thrift branch systems in the country, with 279 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.
    Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

    Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws, governmental regulations, and accounting and other rulings and guidelines affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF NET EARNINGS
                       AND OTHER FINANCIAL DATA
                              (Unaudited)
            (Dollars in thousands except per share figures)

                                               Three Months Ended
                                                    March 31
                                            -------------------------
                                                2005         2004
                                            ------------ ------------
Interest Income
    Interest on loans                       $ 1,258,615  $   878,816
    Interest on mortgage-backed securities       25,457       43,677
    Interest and dividends on investments        27,413       17,264
                                            ------------ ------------
                                              1,311,485      939,757
Interest Expense
    Interest on deposits                        298,318      215,900
    Interest on advances                        223,268       73,038
    Interest on repurchase agreements            25,264        6,922
    Interest on other borrowings                 60,071       24,643
                                            ------------ ------------
                                                606,921      320,503
                                            ------------ ------------
Net Interest Income                             704,564      619,254
Provision for loan losses                           884          241
                                            ------------ ------------
Net Interest Income after Provision for
 Loan Losses                                    703,680      619,013
Noninterest Income
    Fees                                         63,922       40,674
    Gain on the sale of securities, MBS and
     loans                                        1,758        2,962
    Change in fair value of derivatives             219        1,082
    Other                                        16,714       15,089
                                            ------------ ------------
                                                 82,613       59,807
Noninterest Expense
    General and administrative:
        Personnel                               151,831      130,998
        Occupancy                                22,225       20,394
        Technology and telecommunications        21,422       21,019
        Deposit insurance                         1,855        1,770
        Advertising                               7,540        5,256
        Other                                    19,366       20,077
                                            ------------ ------------
                                                224,239      199,514

Earnings before Taxes on Income                 562,054      479,306
Taxes on Income                                 213,804      179,582
                                            ------------ ------------
Net Earnings                                $   348,250  $   299,724
                                            ============ ============


Basic Earnings Per Share                    $      1.13  $      0.98
                                            ============ ============
Diluted Earnings Per Share                  $      1.12  $      0.97
                                            ============ ============

Average common shares outstanding           306,861,057  304,547,274
Average diluted common shares outstanding   311,539,734  310,081,162

Ratios: (a)
    Net earnings / average stockholders'
     equity                                       18.78%       19.65%
    Net earnings / average assets                  1.27%        1.42%
    Net interest margin (b)                        2.60%        2.99%
    General and administrative expense /
     average assets                                 .82%         .95%
    Efficiency ratio (c)                          28.49%       29.38%

(a) Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balances and each monthend balance during the quarter and dividing by four.
(b) Net interest margin is net interest income divided by average earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
             CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                       AND OTHER FINANCIAL DATA
                              (Unaudited)
            (Dollars in thousands except per share figures)

                      Mar. 31       Dec. 31       Sep. 30
                        2005          2004          2004
                   ------------- ------------- -------------
ASSETS

 Cash              $    311,607  $    292,421  $    283,776
 Securities
  available for
  sale at fair
  value               2,053,996     1,374,385       919,647

 Purchased
  mortgage-backed
  securities
  available for
  sale at fair
  value                  13,548        14,438        15,915
 Purchased
  mortgage-backed
  securities held
  to maturity at
  cost                  357,843       375,632       395,887
 Mortgage-backed
  securities with
  recourse held to
  maturity at cost    1,440,341     1,719,982     1,889,322
 Loans held for
  sale                   40,988        52,325        55,899
 Loans held in
  portfolio less
  allowance for
  loan losses       105,641,104   100,506,854    94,259,118
                   ------------- ------------- -------------
  Total Loans
   Receivable and
   Mortgage-Backed
   Securities       107,493,824   102,669,231    96,616,141
 Interest earned
  but uncollected       298,693       248,073       233,257
 Investment in
  capital stock of
  Federal Home
  Loan Banks at
  cost which
  approximates
  fair value          1,662,312     1,563,276     1,484,560
 Foreclosed real
  estate                 10,840        11,461         8,815
 Premises and
  equipment, net        398,181       391,523       378,769
 Other assets           358,396       338,171       322,662
                   ------------- ------------- -------------
                   $112,587,849  $106,888,541  $100,247,627
                   ============= ============= =============

LIABILITIES and
 STOCKHOLDERS'
 EQUITY

 Deposits          $ 55,593,265  $ 52,965,311  $ 51,666,515
 Advances from
  Federal Home
  Loan Banks         35,511,757    33,781,895    32,017,135
 Securities sold
  under agreements
  to repurchase       4,050,000     3,900,000     3,650,179
 Bank notes           2,485,936     2,709,895       869,154
 Senior debt          5,955,989     5,291,840     3,997,707
 Taxes on income        730,094       561,772       611,997
 Other liabilities      681,310       402,952       544,153
 Stockholders'
  equity              7,579,498     7,274,876     6,890,787
                   ------------- ------------- -------------
                   $112,587,849  $106,888,541  $100,247,627
                   ============= ============= =============

Book value per
 common share      $      24.68  $      23.73  $      22.51
Common shares
 outstanding        307,126,766   306,524,716   306,102,778


                      Jun. 30       Mar. 31
                        2004          2004
                   ------------- -------------
ASSETS

 Cash              $    296,330  $    248,710
 Securities
  available for
  sale at fair
  value               1,539,885     1,123,463

 Purchased
  mortgage-backed
  securities
  available for
  sale at fair
  value                  18,401        19,895
 Purchased
  mortgage-backed
  securities held
  to maturity at
  cost                  411,881       437,580
 Mortgage-backed
  securities with
  recourse held to
  maturity at cost    2,083,852     2,342,210
 Loans held for
  sale                  107,692       157,666
 Loans held in
  portfolio less
  allowance for
  loan losses        86,471,707    80,121,686
                   ------------- -------------
  Total Loans
   Receivable and
   Mortgage-Backed
   Securities        89,093,533    83,079,037
 Interest earned
  but uncollected       203,145       191,475
 Investment in
  capital stock of
  Federal Home
  Loan Banks at
  cost which
  approximates
  fair value          1,318,642     1,203,589
 Foreclosed real
  estate                  9,885        13,348
 Premises and
  equipment, net        376,501       367,579
 Other assets           320,381       377,570
                   ------------- -------------
                   $ 93,158,302  $ 86,604,771
                   ============= =============

LIABILITIES and
 STOCKHOLDERS'
 EQUITY

 Deposits          $ 48,611,353  $ 47,383,623
 Advances from
  Federal Home
  Loan Banks         28,712,498    24,805,930
 Securities sold
  under agreements
  to repurchase       3,470,761     2,672,049
 Bank notes           1,786,668     2,504,917
 Senior debt          2,989,726     1,989,944
 Taxes on income        587,357       627,431
 Other liabilities      434,178       377,018
 Stockholders'
  equity              6,565,761     6,243,859
                   ------------- -------------
                   $ 93,158,302  $ 86,604,771
                   ============= =============

Book value per
 common share            $21.49        $20.47
Common shares
 outstanding        305,498,422   304,984,278


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                    QUARTERLY FINANCIAL HIGHLIGHTS
                              (Unaudited)
            (Dollars in thousands except per share figures)

                          For the Quarter Ended
                  --------------------------------------
                    Mar. 31      Dec. 31      Sep. 30
                      2005         2004         2004
                  ------------ ------------ ------------

Net interest
 income           $   704,564  $   691,536  $   665,129
Provision for
 loan losses              884        2,571          197
Noninterest
 income                82,613       81,364       71,605
Noninterest
 expense              224,239      222,619      210,460
                  ------------ ------------ ------------
Earnings before
 taxes on income      562,054      547,710      526,077
Taxes on income
 (a)                  213,804      209,209      201,299
                  ------------ ------------ ------------
Net earnings      $   348,250  $   338,501  $   324,778
                  ============ ============ ============

Basic EPS         $      1.13  $      1.11  $      1.06
Diluted EPS       $      1.12  $      1.09  $      1.05

Average common
 shares
 outstanding      306,861,057  306,312,759  305,706,406
Average diluted
 common shares
 outstanding      311,539,734  311,179,468  310,573,378

Number of shares
 repurchased and
 retired                    0            0            0
Cost of shares
 repurchased      $         0  $         0  $         0
Remaining number
 of shares
 authorized for
 repurchase        18,656,358   18,656,358   18,656,358

Ratios: (b)
 Net earnings /
  average
  stockholders'
  equity (ROE)          18.78%       19.14%       19.31%
 Net earnings /
  average assets
  (ROA)                  1.27%        1.31%        1.34%
 Net interest
  margin (c)             2.60%        2.70%        2.78%
 General and
  administrative
  expense /
  average assets          .82%         .86%         .87%
 Efficiency ratio
  (d)                   28.49%       28.80%       28.57%

Loan loss reserve $   290,192  $   290,110  $   290,079
Net loan
 chargeoffs
 (recoveries)            $802       $2,540         $114

Stockholders'
 equity / total
 assets                  6.73%        6.81%        6.87%

Total deposit net
 activity         $ 2,627,954  $ 1,298,796  $ 3,055,162


                    For the Quarter Ended
                  -------------------------
                    Jun. 30      Mar. 31
                      2004         2004
                  ------------ ------------

Net interest
 income           $   642,686  $   619,254
Provision for
 loan losses              392          241
Noninterest
 income                81,147       59,807
Noninterest
 expense              207,533      199,514
                  ------------ ------------
Earnings before
 taxes on income      515,908      479,306
Taxes on income
 (a)                  199,190      179,582
                  ------------ ------------
Net earnings      $   316,718  $   299,724
                  ============ ============

Basic EPS         $      1.04  $      0.98
Diluted EPS       $      1.02  $      0.97

Average common
 shares
 outstanding      305,304,064  304,547,274
Average diluted
 common shares
 outstanding      310,427,096  310,081,162

Number of shares
 repurchased and
 retired                    0            0
Cost of shares
 repurchased      $         0  $         0
Remaining number
 of shares
 authorized for
 repurchase        18,656,358   18,656,358

Ratios: (b)
 Net earnings /
  average
  stockholders'
  equity (ROE)          19.79%       19.65%
 Net earnings /
  average assets
  (ROA)                  1.41%        1.42%
 Net interest
  margin (c)             2.91%        2.99%
 General and
  administrative
  expense /
  average assets          .93%         .95%
 Efficiency ratio
  (d)                   28.67%       29.38%

Loan loss reserve $   289,996  $   289,351
Net loan
 chargeoffs
 (recoveries)     $      (253) $       827

Stockholders'
 equity / total
 assets                  7.05%        7.21%

Total deposit net
 activity         $ 1,227,730  $   656,658

(a) The Company's effective tax rate may fluctuate from quarter to quarter due to various state tax matters, particularly changes in the volume of business activity in the various states in which the Company operates.
(b) Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(c) Net interest margin is net interest income divided by average earning assets.
(d) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         OTHER FINANCIAL DATA
                              (Unaudited)
                        (Dollars in thousands)

                            For the Quarter Ended
                  -----------------------------------------
                     Mar. 31       Dec. 31       Sep. 30
                       2005          2004          2004
                  ------------- ------------- -------------
AVERAGE BALANCES
 (a)
 Cash and
  investments     $  2,074,816  $  1,442,083  $  1,680,206
 Loans receivable
  and mortgage-
  backed
  securities       105,079,482    99,698,762    92,976,928
 Investment in
  capital stock
  of Federal Home
  Loan Banks         1,622,540     1,521,608     1,413,980
 Deposits           54,116,414    52,317,613    50,229,774
 Advances from
  Federal Home
  Loan Banks        34,986,559    32,754,803    30,684,256
 Securities sold
  under
  agreements to
  repurchase         3,937,500     3,900,045     3,590,338
 Other borrowings    8,132,422     6,373,852     4,604,075
 Stockholders'
  equity             7,419,240     7,073,030     6,729,240

Total Average
 Assets            109,807,456   103,634,158    96,997,990
Average Earning
 Assets            108,489,822   102,371,618    95,778,195
Average Interest-
 Bearing
 Liabilities       101,172,895    95,346,313    89,108,443


LOAN BALANCE AND
 ACTIVITY
 Loans receivable
  and mortgage-
  backed
  securities      $107,493,824  $102,669,231  $ 96,616,141
 Adjustable rate
  loans
  receivable and
  mortgage-backed
  securities       104,481,133    99,730,701    93,426,505

 New real estate
  loans
  originated      $ 11,174,737  $ 13,083,888  $ 14,071,739
 New adjustable
  rate mortgages
  as a percentage
  of new real
  estate loans
  originated                99%           99%           99%
 New refinanced
  mortgages as a
  percentage of
  new real estate
  loans
  originated                78%           75%           69%

LOANS SOLD AND
 SERVICED DATA
Loan sales        $     91,114  $     97,096  $     99,405
Loans serviced
 for others          4,315,925     4,537,024     4,812,072
Balance of
 capitalized
 mortgage
 servicing rights     48,208(b)       53,234        63,763

NONPERFORMING
 ASSETS
 Loans and MBS 90
  days or more
  past due        $    342,394  $    332,329  $    346,585
 Foreclosed real
  estate                10,840        11,461         8,815
                  ------------- ------------- -------------
  Total
   nonperforming
   assets         $    353,234  $    343,790  $    355,400
                  ============= ============= =============

Ratio of
 nonperforming
 assets (NPAs) to
 total assets              .31%          .32%          .35%
Ratio of troubled
 debt
 restructured
 (TDRs) to total
 assets                    .00%          .00%          .00%
Ratio of NPAs and
 TDRs to total
 assets                    .32%          .33%          .36%

SPREAD DATA
 Yield on loan
  portfolio               5.06%         4.75%         4.59%
 Yield on
  interest-
  earning
  investments             2.90%         2.08%         1.90%
 Yield on
  interest-
  earning assets          5.02%         4.73%         4.57%

 Cost of deposits         2.39%         2.08%         1.97%
 Cost of
  borrowings              2.89%         2.38%         1.87%
 Cost of funds            2.62%         2.22%         1.93%

Yield on
 interest-earning
 assets less cost
 of funds
 (Primary Spread)
 at quarterend            2.40%         2.51%         2.64%

Average Primary
 Spread for the
 quarter                  2.46%         2.60%         2.70%



                     For the Quarter Ended
                  ---------------------------
                     Jun. 30       Mar. 31
                       2004          2004
                  ------------- -------------
AVERAGE BALANCES
 (a)
 Cash and
  investments     $  1,650,596  $  1,641,994
 Loans receivable
  and mortgage-
  backed
  securities        85,818,380    80,498,053
 Investment in
  capital stock
  of Federal Home
  Loan Banks         1,245,010     1,165,153
 Deposits           47,798,007    47,029,050
 Advances from
  Federal Home
  Loan Banks        26,735,540    23,231,041
 Securities sold
  under
  agreements to
  repurchase         3,021,646     2,558,780
 Other borrowings    4,654,051     4,351,662
 Stockholders'
  equity             6,401,862     6,100,369

Total Average
 Assets             89,649,483    84,252,424
Average Earning
 Assets             88,389,797    82,963,346
Average Interest-
 Bearing
 Liabilities        82,209,244    77,170,533


LOAN BALANCE AND
 ACTIVITY
 Loans receivable
  and mortgage-
  backed
  securities      $ 89,093,533  $ 83,079,037
 Adjustable rate
  loans
  receivable and
  mortgage-backed
  securities        85,731,774    79,889,765

 New real estate
  loans
  originated      $ 12,439,588  $  9,393,862
 New adjustable
  rate mortgages
  as a percentage
  of new real
  estate loans
  originated                99%           98%
 New refinanced
  mortgages as a
  percentage of
  new real estate
  loans
  originated                71%           72%

LOANS SOLD AND
 SERVICED DATA
Loan sales        $    224,874  $    131,589
Loans serviced
 for others          5,095,475     5,438,165
Balance of
 capitalized
 mortgage
 servicing rights       76,217        82,503

NONPERFORMING
 ASSETS
 Loans and MBS 90
  days or more
  past due        $    368,502  $    399,904
 Foreclosed real
  estate                 9,885        13,348
                  ------------- -------------
  Total
   nonperforming
   assets         $    378,387  $    413,252
                  ============= =============

Ratio of
 nonperforming
 assets (NPAs) to
 total assets              .41%          .48%
Ratio of troubled
 debt
 restructured
 (TDRs) to total
 assets                    .00%          .01%
Ratio of NPAs and
 TDRs to total
 assets                    .41%          .48%

SPREAD DATA
 Yield on loan
  portfolio               4.50%         4.58%
 Yield on
  interest-
  earning
  investments             1.35%         1.05%
 Yield on
  interest-
  earning assets          4.46%         4.55%

 Cost of deposits         1.88%         1.85%
 Cost of
  borrowings              1.43%         1.32%
 Cost of funds            1.69%         1.63%

Yield on
 interest-earning
 assets less cost
 of funds
 (Primary Spread)
 at quarterend            2.77%         2.92%

Average Primary
 Spread for the
 quarter                  2.86%         2.90%

(a) Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b) Includes an impairment reserve of $6.0 million at March 31, 2005.

    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614